UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November  21, 2007
DaimlerChrysler Auto Trust 2007-A
(Exact name of Issuing Entity as specified in its charter)
DaimlerChrysler Financial Services Americas LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-138140-02	20-7155954

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Bank of New York (Delaware) as owner trustee, White Clay Center, Route 273, Newark, Delaware	19711

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 283-8905

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     In connection with the issuance on November 21, 2007 by DaimlerChrysler Auto Trust 2007-A (the “Issuing Entity”) of $1,689,500,000 Asset Backed Notes offered pursuant to the Prospectus dated November 13, 2007 and the Prospectus Supplement dated November 15, 2007, the Issuing Entity and DaimlerChrysler Financial Services Americas LLC (“DCFS”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
4.1	Indenture dated as of November 1, 2007, between the Issuing Entity and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement dated as of November 1, 2007, among DCFS, DaimlerChrysler Retail Receivables LLC (“DCRR”) and The Bank of New York (Delaware), as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement dated as of November 1, 2007, between DCFS and the Issuing Entity.

10.2	ISDA Master Agreement, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P.

10.3	ISDA Schedule, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P.

10.4	ISDA Confirm, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P., with respect to the Class A-2b Notes.

10.5	ISDA Confirm, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P., with respect to the Class A-3b Notes.

99.1	Administration Agreement dated as of November 1, 2007, among the Issuing Entity, DCFS and the Indenture Trustee.

99.2	Purchase Agreement dated as of November 1, 2007, between DCFS and Chrysler Residual Holdco LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ Jennifer Joyce
Jennifer Joyce
Assistant Secretary

Date: November 21, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of November 1, 2007, between the Issuing Entity and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

4.2
Amended and Restated Trust Agreement dated as of November 1, 2007, among DCFS, DaimlerChrysler Retail Receivables LLC (“DCRR”) and The Bank of New York (Delaware), as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement dated as of November 1, 2007, between DCFS and the Issuing Entity.

10.2	ISDA Master Agreement, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P.

10.3	ISDA Schedule, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P.

10.4	ISDA Confirm, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P., with respect to the Class A-2b Notes

10.5	ISDA Confirm, dated as of November 21, 2007, between the Issuing Entity and Goldman Sachs Mitsui Marine Derivative Products, L.P., with respect to the Class A-3b Notes

99.1	Administration Agreement dated as of November 1, 2007, among the Issuing Entity, DCFS and the Indenture Trustee.

99.2	Purchase Agreement dated as of November 1, 2007, between DCFS and Chrysler Residual Holdco LLC.

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